UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	April 3, 2006

QUEST VENTURES INC.
(Exact name of registrant as specified in its chapter)
WYOMING	0-33299	06-1616453
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
201B, 83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01  Other Events.

The Registrant announced that management had now elected to proceed with the proposed name change and share consolidation approved by the shareholders at the Registrant’s annual meeting of shareholders held on July 19th, 2005.  The shareholders approved a change of the Registrant’s name from “Quest Ventures Inc to “Dorato Resources Inc., together with an alteration of the share capital by consolidating all of the currently authorized share capital of 100,000,000 common shares without par value, of which 2,525,124 common shares are issued and outstanding, on a one new for two old basis, resulting in an authorized share capital of 50,000,000 shares without par value, of which 1,262,562 common shares will be issued and outstanding, and a subsequent increase of the authorized capital of the Registrant from 50,000,000 common shares without par value to 100,000,000 common shares.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated April 3rd, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST VENTURES INC.

Date :

April 4th, 2006

By :

/s/  Anton J. Drescher

Anton J. Drescher,

President

QUEST VENTURES INC.

Suite 507 – 837 West Hastings Street

Vancouver, BC   V6C 3N6

Tel:  (604) 685-1017

Fax:  (604) 685-5777

CUSIP No. 74836Q107

NEX Trading Symbol:  QVI.H

NAME CHANGE AND SHARE CONSOLIDATION

VANCOUVER, B.C. – Quest Ventures Inc. (the “Company”) announces that management has now elected to proceed with the proposed name change and share consolidation approved by the shareholders at the Company’s annual meeting of shareholders held on July 19th, 2005.  The shareholders approved a change of the Company’s name from “Quest Ventures Inc to “Dorato Resources Inc., together with an alteration of the share capital by consolidating all of the currently authorized share capital of 100,000,000 common shares without par value, of which 2,525,124 common shares are issued and outstanding, on a one new for two old basis, resulting in an authorized share capital of 50,000,000 shares without par value, of which 1,262,562 common shares will be issued and outstanding, and a subsequent increase of the authorized capital of the Company from 50,000,000 common shares without par value to 100,000,000 common shares.

Dated at Vancouver, British Columbia this 3rd day of April, 2006.

ON BEHALF OF THE BOARD OF

QUEST VENTURES INC.

“ANTON  J. (TONY) DRESCHER”

ANTON J. DRESCHER

Director

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.